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                                                       [SHIP LOGO VANGUARD/(R)/]






VANGUARD STRATEGIC EQUITY FUND



SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 25, 2008

On Page 18, the text under the heading ACCOUNT MINIMUMS is replaced with the following:


TO OPEN AND MAINTAIN AN ACCOUNT.  $10,000.













(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS114 092008